Institutional Class Shares – Ticker NEBIX
Class C Shares (formerly Advisor Class Shares) – Ticker NEBCX
Class A Shares – Ticker NEBAX

Nebraska Fund

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
 September 29, 2017
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at http://www.ncfunds.com/fundpages/848.htm.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVES
The investment objective of the Nebraska Fund (the "Fund") is to seek equity income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	19.59%	19.59%	19.59%
Acquired Fund Fees and Expenses[2]	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	20.73%	21.73%	20.98%
Less Fee Waiver and/or Expense Limitation[3]	19.50%	19.50%	19.50%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.23%	2.23%	1.48%
1.  The expense information in the table has been restated to reflect current fees.
2. "Acquired Fund Fees and Expenses" are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including exchange-traded funds ("ETFs"). Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds.
3.  Cavalier Investments, LLC (the "Advisor") has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, acquired fund fees and expenses and payments under the Rule 12b-1 distribution plan) to not more than 0.99% of the average daily net assets of the Fund. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through September 30, 2018, and may not be terminated prior to that date except via action of the Board of Trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$125	$3,777	$6,371	$10,025
Class C	$326	$3,976	$6,577	$10,103
Class A	$594	$4,106	$6,585	$10,044
You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$125	$3,777	$6,371	$10,025
Class C	$226	$3,976	$6,577	$10,103
Class A	$594	$4,106	$6,585	$10,044
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 83.66% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will invest primarily in common stock of publicly-traded companies that either are domiciled in Nebraska (the "Domiciled Companies") or that are economically tied to in Nebraska (the "Economic Companies," collectively with Domiciled Companies "Nebraska Companies"). The Domiciled Companies have their headquarters located in Nebraska and are among the top 15 largest companies by market capitalization. In addition, Economic Companies are those that, during a company's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Nebraska. The Fund will primarily invest in the following sectors: consumer discretionary, financials and industrials. While the Fund will normally invest in large-capitalization Nebraska Companies, the Fund may at any given time invest a significant portion of its assets in small- or mid-capitalization companies as well if small- or mid-capitalization companies are among the top 15 largest Domiciled Companies or if such companies fit within the definition of Economic Companies.
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of Nebraska Companies. This 80% policy may be changed by the Board of Trustees upon 60 days' written notice to shareholders.
The Fund may invest up to 20% of its net assets in futures, options and options on futures; cash and cash equivalents; other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, which the Advisor believes will help the Fund achieve its investment objective.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:

Common Stocks Risk.  The Fund's direct and indirect investments in common stocks may fluctuate in value in response to many factors, including the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  The rights of common stockholders are subordinate to all other claims on a company's assets, including debt holders and preferred stockholders. Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.
Consumer Discretionary Sector Risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers' disposable income, consumer preferences, social trends and marketing campaigns. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns.
Cybersecurity Risk. As part of its business, the Advisor processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk.  The Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Advisor and may not be available at the time or price desired. The Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. In addition, derivatives transactions can increase the Fund's transaction costs. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative positions may also be improperly executed or constructed. Use of derivatives may affect the amount the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries of any individual financial company or of the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage.

Futures Risk. Use of futures contracts by the Fund may cause the value of the Fund's shares to be more volatile.  Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.
General Market Risk.  The net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.  Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time. During periods of high volatility, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims.
Investment Advisor Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The Advisor became a registered investment advisor with the SEC in 2015. The Advisor does not have previous experience managing an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The portfolio managers' experience is discussed in the section of this prospectus entitled "Management of the Fund – Investment Advisor."
Investment Company Risk. Investments in open-end and closed-end investment companies, and other pooled investment vehicles involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. The Fund must pay its pro rata portion of an investment company's fees and expenses, which may include performance fees that could be substantial (such as certain non-registered investment companies that may charge up to 20% or more of the gains of the Fund's investments). An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund's performance.

In addition, an investment in an ETF is an investment in another investment company and therefore, the Fund's shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests in addition to the Fund's own fees and expenses. As a result, the cost of investing will be higher than the cost of investing directly in the ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are subject to the following risks: (i) the market price of an ETF's shares may trade above or below its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an underlying ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally; or (iv) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF's returns from that of its corresponding index.
Large Capitalization Company Risk.  Because the Fund will invest in large capitalization company securities, it may underperform other funds during periods when the Fund's large capitalization securities are out of favor. In addition, large capitalization are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-capitalization companies.
Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Advisor cannot successfully implement the Fund's investment strategies.
Nebraska Risk. Since the Fund's portfolio is concentrated in the securities of Nebraska companies that either have corporate headquarters in Nebraska or are companies, that during the most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Nebraska, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting Nebraska companies.
Non-Diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions.  A non-diversified fund may also have a more volatile NAV per share than diversified mutual funds.
Options Risk.  If a call or put option purchased by the Fund is not sold when it has remaining value and if the market price of the underlying security, in the case of a call, remains less than or equal to the exercise price, or, in the case of a put, remains equal to or greater than the exercise price, the entire investment in the option will be lost.  There is no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Where a position in a purchased option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.

Portfolio Turnover Risk. The Fund may sell its securities, regardless of the length of time that they have been held, if the Advisor determines that it would be in the Fund's best interest to do so. These transactions will increase the Fund's "portfolio turnover" and the Fund may experience a high portfolio turnover rate as a result. High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the Fund's returns. The Fund expects significant portfolio turnover due to the change in investment strategy on September 29, 2017.
Service Provider Operational Risk. The Fund's service providers, such as the Fund's administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Volatility Risk.  The Fund's investments may increase or decrease in value over a short period of time. This may cause the Fund's NAV per share to experience significant increases or declines in value over short periods of time. All investments are subject to the risk of loss.
All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.
PERFORMANCE INFORMATION
Effective September 29, 2017, the Fund changed its name from "Cavalier Dividend Income Fund" to "Nebraska Fund," adopted the Fund's current investment strategy, and began comparing its performance to the Russell 3000 Value Index. Performance for the periods shown below prior to September 29, 2017 is based on the prior investment strategy utilized by the Fund. Effective February 24, 2017, outstanding Advisor Class Shares of the Fund were renamed Class C Shares. The bar chart and tables shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/848.htm for the Institutional Class Shares and by visiting http://secure.ncfunds.com/TNC/fundpages/849.htm for the Class C Shares.

Institutional Class
 Calendar Year Returns

Quarterly Returns
Highest and Lowest Returns During This Time Period
Highest return for a quarter	9.00%	Quarter ended March 31, 2013
Lowest return for a quarter	-8.65%	Quarter ended September 30, 2015
Year-to-date return as of most recent quarter	2.83%	Quarter ended June 30, 2017

Average Annual Total Returns Year Ended December 31, 2016	Past 1 Year	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	8.23% 7.88% 6.48%	4.26% 2.96% 2.74%
Russell 1000 Value Index** (reflects no deductions for fees and expenses)	14.29%	11.55%
Russell 3000 Value Index (reflects no deductions for fees and expenses)	18.40%	13.26%
Class C Shares Before taxes	7.28%	4.18%
Russell 1000 Value Index** (reflects no deductions for fees and expenses)	14.29%	11.60%

Average Annual Total Returns Year Ended December 31, 2016	Past 1 Year	Since Inception*
Russell 3000 Value Index (reflects no deductions for fees and expenses)	18.40%	13.64%
*The Institutional Class Shares commenced operations on September 20, 2012.  The Class C Shares commenced operations on September 26, 2012. Because the Fund's Class A Shares are newly organized, performance history for this share class is not available.
** In prior prospectuses, the Fund compared its performance against the Russell 1000 Value Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. As such, the Advisor believes the Russell 3000 Value Index will better align with the goals and objectives of the Fund and underlying holdings more accurately; therefore, making the Russell 3000 Value Index a more appropriate and accurate index against which to compare the Fund's investment strategies. The Russell 3000 Value Index will replace the Russell 1000 Value Index in future comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

 MANAGEMENT
Investment Advisor. Cavalier Investments, LLC serves as the Fund's investment advisor.
Portfolio Managers.  Scott Wetherington is the Fund's portfolio manager who is primarily responsible for the day-to-day management of Fund's portfolio and has managed the Fund since its inception.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for the Fund and all share classes is $250 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
You can purchase Fund shares directly from the Fund by mail or bank wire. You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.

Purchase and redemption orders of Fund shares by mail should be sent to the Nebraska Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.
10